SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 12, 2005

COMCAST HOLDINGS CORPORATION

(Exact name of Registrant as Specified in Charter)

Pennsylvania	001-15471	23-1709202
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1500 Market Street
Philadelphia, PA		19102-2148
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 665-1700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders

As described in more detail below, Comcast Corporation (“Comcast”) has fully and unconditionally guaranteed the Listed ZONES and the 10 5/8% Senior Subordinated Debentures due 2012 issued by Comcast Holdings Corporation (the “Company”).

Listed ZONES.  On September 12, 2005, the Company, Comcast and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee, entered into a supplemental indenture (the “ZONES First Supplemental Indenture”), which amended the Indenture dated as of June 15, 1999 between the Company and Bankers Trust Company (the “ZONES Indenture”), pursuant to which the Company issued certain debt securities, including its 2.0% Exchangeable Subordinated Debentures due (October) 2029 (the “Listed ZONES”).

Under the terms of the ZONES First Supplemental Indenture, Comcast has fully and unconditionally guaranteed the Listed ZONES.  Any payments under this guaranty are subordinated in right of payment to the prior payment in full of all of Comcast’s senior indebtedness, all upon the terms and subject to the conditions set out in the ZONES First Supplemental Indenture.

The guaranty extends to the Listed ZONES, which were issued in October 1999, but not to the Company’s 2.0% Exchangeable Subordinated Debentures due November 2029 (the “Unlisted ZONES”) issued in November 1999.  The Listed Zones are, and will continue to be listed on the New York Stock Exchange, Inc., under the symbol “CCZ”.

10 5/8% Senior Subordinated Debentures due 2012.  On September 12, 2005, the Company, Comcast and The Bank of New York (successor to Morgan Guaranty Trust Company of New York), as Trustee, entered into a supplemental indenture (the “Senior Debentures First Supplemental Indenture”), which amended the Indenture dated as of October 17, 1991 between the Company and Morgan Guaranty Trust Company of New York, pursuant to which the Company issued its 10 5/8% Senior Subordinated Debentures due 2012.

Under the terms of the Senior Debentures First Supplemental Indenture, Comcast has fully and unconditionally guaranteed the 10 5/8% Senior Subordinated Debentures due 2012.  Any payments under this guaranty are subordinated in right of payment to the prior payment in full of all of Comcast’s senior indebtedness, all upon the terms and subject to the conditions set out in the Senior Debentures First Supplemental Indenture.

Copies of the ZONES First Supplemental Indenture and the Senior Debentures First Supplemental Indenture are included as exhibits to and incorporated by reference in this Current Report on Form 8-K.

Item 8.01. Other Events

On September 13, 2005, the Company filed a Form 15 with the Securities and Exchange Commission in respect of the Unlisted ZONES.

As a result of the guaranties by Comcast of the Listed ZONES and the 10 5/8% Senior Subordinated Debentures due 2012, as described above in Item 3.03, and the filing of the Form 15 in respect of the Unlisted ZONES, the Company will no longer be required to file quarterly reports on Form 10-Q, annual reports on Form 10-K or other periodic reports pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended.  Condensed consolidated financial information relating to the Company will appear in the notes to consolidated financial statements in Comcast’s quarterly reports on Form 10-Q and annual reports on Form 10-K beginning with the quarterly report on Form 10-Q as and for the nine months ended September 30, 2005.

Item 9.01. Financial Statements and Exhibits

(c)                                  Exhibits.

4.1                                 First Supplemental Indenture dated as of September 12, 2005 among Comcast Holdings Corporation, Comcast Corporation, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee, relating to Comcast Holdings Corporation’s 2.0% Exchangeable Subordinated Debentures due 2029

4.2                                 First Supplemental Indenture dated as of September 12, 2005 among Comcast Holdings Corporation, Comcast Corporation and The Bank of New York (successor to Morgan Guaranty Trust Company of New York), as Trustee, relating to Comcast Holdings Corporation’s 10 5/8% Senior Subordinated Debentures due 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comcast Holdings Corporation

Dated: September 13, 2005	By:	/s/ LAWRENCE J. SALVA
Lawrence J. Salva
Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DOCUMENT DESCRIPTION

4.1

First Supplemental Indenture dated as of September 12, 2005 among Comcast Holdings Corporation, Comcast Corporation, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee, relating to Comcast Holdings Corporation’s 2.0% Exchangeable Subordinated Debentures due 2029

4.2

First Supplemental Indenture dated as of September 12, 2005 among Comcast Holdings Corporation, Comcast Corporation and The Bank of New York (successor to Morgan Guaranty Trust Company of New York), as Trustee, relating to Comcast Holdings Corporation’s 10 5/8% Senior Subordinated Debentures due 2012